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                                                                EXHIBIT 10.14(C)


                             AMENDMENT NO. 2 TO THE
                        SUPPLEMENTAL RETIREMENT PLAN FOR
                 ELIGIBLE EMPLOYEES OF AECO PRODUCTS DIVISION OF
                        NATIONAL SERVICE INDUSTRIES, INC.

         THIS AMENDMENT made as of this 31st day August 1996, by National Service Industries, Inc. ("NSI");

                              W I T N E S S E T H:

         WHEREAS, NSI has previously established the Supplemental Retirement Plan for Eligible Employees of AECO Products Division of National Service Industries, Inc. (the "Plan") for the exclusive benefit of its eligible employees and their beneficiaries; and

         WHEREAS, effective as of August 31, 1996, NSI will reorganize its operations into several newly-formed corporations and limited partnerships; and

         WHEREAS, NSI desires to amend the Plan in connection with the reorganization; and

         WHEREAS, NSI pursuant to the power of amendment contained in Section
11.1 of the Plan, the Plan is hereby amended as follows:

                                       1.

         Section 1.1(m) of the Plan is hereby amended by deleting such section in its entirety and substituting the following:

         "1.1(m) Company: Company shall mean the AECO Products Division of National Service Industries, Inc. of Georgia and any successor company."


         Article X of the Plan is hereby amended by deleting such article in its entirety and substituting the following:


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                                   "Article X
                                      Trust


         The benefits provided by this Plan shall be unfounded. All amounts payable under this Plan to Participants shall be paid from the general assets of the Company and nothing contained in this Plan shall require the Company to set aside or hold in trust any amounts or assets for the purpose of paying benefits to Participants. This Plan shall create only a contractual obligation on the part of the Company and Participants shall have the status of general unsecured creditors of the Company under the Plan with respect to amounts of Compensation they defer hereunder or any other obligation of the Company to pay benefits pursuant hereto. Any funds of the Company available to pay benefits pursuant to the Plan shall be subject to the claims of general creditors of the Company, and may be used for any purpose by the Company.

         Notwithstanding the preceding paragraph, the Company may at any time transfer assets to a trust for purposes of paying all or any part of its obligations under this Plan. However, to the extent provided in the trust only, such transferred amounts shall remain subject to the claims of general creditors of the Company. To the extent that assets are held in a trust when a Participant's benefits under the Plan become payable, the Plan Administrator shall direct the trustee to pay such benefits to the Participants from the assets of the trust."

                                       3.

         Article XII of the Plan is hereby amended by adding the following new section 12.8:

         "12.8 In consideration of each Participant's performance of valuable services that inure to the financial benefit of National, National does hereby agree to perform all of the obligations and responsibilities and to pay any benefits due and owing to the Participant under the Plan if the Company fails or is unable to do so"

                                       4.

This Amendment shall be effective August 31, 1996.

                                       5.

Except as provided herein, the provisions of the Plan shall remain in full force and effect.


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         IN WITNESS WHEREOF, NSI has caused this Amendment No. 2 to be executed by its duly authorized corporate officer and is hereby accepted the same as of the date and year first written above.


ATTEST:                                NATIONAL SERVICE INDUSTRIES, INC.


By:  /s/ Carol Ellis Morgan            By: /s/ David Levy
     --------------------------            -------------------------------------
         Carol Ellis Morgan                    David Levy
         Assistant Secretary                   Executive Vice President
                                               Administration and Counsel

         The undersigned employer does hereby agree to adopt the Plan this 31st day of August, 1996.

                                       NATIONAL SERVICE INDUSTRIES, INC.
                                       OF GEORGIA


                                       By:  /s/ David Levy
                                            ------------------------------------
                                                Executive Vice President,
                                                Administration and Counsel